EXHIBIT 10.8

        THIS VOTING TRUST AGREEMENT dated as of the 9th day of May, 1997 (this "Agreement") is made by and among The Safe Seal Company, Inc., a Texas corporation (the "Company"), Roger L. Miller, an individual resident in the State of Texas ("Miller"), The Roger L. Miller Family Trust, a trust established pursuant to the laws of the State of Texas (the "Miller Trust"), and Computerized Accounting & Tax Services, Inc., a Florida corporation ("CATS"; each of CATS, Miller and the Miller Trust being hereinafter referred to as a "Shareholder"), and Allwaste, Inc., a Delaware corporation ("AWI"), as Voting Trustee (hereinafter referred to as the "Voting Trustee").

                                    RECITALS

        1. As of the date hereof, Miller, the Miller Trust and CATS own 150,000 shares, 2,850,000 shares and 367,230 shares, respectively, of the issued and outstanding common stock, par value $.01 per share, of the Company ("Common Stock").

        2. Pending the sale or other disposition by each Shareholder of all the Common Stock and all the shares of the common stock, par value, $.001 per share, of Innovative Valve Technologies, Inc., a Delaware corporation (the "IVT Common Stock") he or it owns or hereafter acquires, each Shareholder has agreed in the Modification and Settlement Agreement dated as of May 9, 1997 by and among the Company, each Shareholder and the other parties thereto (the "Modification Agreement") that the right to vote all shares of Common Stock owned by each Shareholder should be vested in AWI.

        3. Capitalized terms used and not otherwise defined in this Agreement have the meanings given to them in the Modification Agreement, and references in this Agreement to "Articles" are to Articles of this Agreement unless otherwise indicated.

                                    AGREEMENT

        In consideration of the premises and of the mutual undertakings of the parties hereinafter set forth, a voting trust in respect of the Common Stock and IVT Common Stock owned or hereafter acquired by each Shareholder is hereby created and established, subject to the following terms and conditions, to all and every one of which the parties hereto expressly assent and agree:

                                      FIRST

        Each Shareholder, concurrently with the execution and delivery of this Agreement, will transfer and assign, or cause to be transferred and assigned, to the Voting Trustee all the shares of Common Stock now owned by him or it and will deposit or cause to be deposited hereunder, with the Voting Trustee, the certificate or certificates for all those shares. Each of those certificates, if

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not registered in the name of the Voting Trustee, will be duly endorsed in blank, or accompanied by proper instruments of assignment and transfer thereof duly executed in blank, by the Shareholder in whose name it is registered.

                                     SECOND

        The Voting Trustee will from time to time issue in respect of the Common Stock and IVT Common Stock so deposited hereunder a voting trust certificate or voting trust certificates for a like or like aggregate number of shares of the Common Stock or the IVT Common Stock, as the case may be. Each voting trust certificate will (i) incorporate or refer to the provisions of this Agreement,
(ii) otherwise be substantially in the form of voting trust certificate attached hereto as Annex A-1 (in the case of Common Stock represented thereby) or A-2 (in the case of IVT Common Stock represented thereby), with the blanks appropriately filled, and (iii) be registered in the name of the applicable Shareholder or in such name as is specified in writing by the applicable Shareholder. Each voting trust certificate so issued by the Voting Trustee is hereinafter referred to as a "Voting Trust Certificate."

                                      THIRD

        Voting Trust Certificates will be signed by the Voting Trustee and will be transferable only on the books of the Voting Trustee at the principal office of the Voting Trustee in the City of Houston, Texas, in accordance with the rules from time to time established for that purpose by the Voting Trustee. All Voting Trust Certificates issued hereunder will be issued, received and held subject to all the terms of this Agreement. Every person entitled or becoming entitled to receive Voting Trust Certificates representing shares of Common Stock or IVT Common Stock (collectively, "Deposited Shares") and their transferees and assigns, upon accepting any of the Voting Trust Certificates issued under this Agreement, shall become parties to and be bound by the provisions of this Agreement with the same effect as if they had executed this Agreement.

                                     FOURTH

        In case any Voting Trust Certificate becomes mutilated, lost, destroyed or stolen, the Voting Trustee may, in its sole discretion, issue and deliver in exchange therefor and on cancellation of the mutilated Voting Trust Certificate, or in lieu of the lost, destroyed or stolen Voting Trust Certificate, a new Voting Trust Certificate representing the same number and kind of Deposited Shares, upon the production of evidence of such loss, destruction or theft, satisfactory to the Voting Trustee, and upon receipt of indemnity satisfactory to him and compliance with such other reasonable regulations as the Voting Trustee may prescribe.

                                      FIFTH

        Each certificate for Common Stock or IVT Common Stock deposited with the Voting Trustee will, if not registered in the name of the Voting Trustee, be surrendered and cancelled and a new

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certificate therefor issued to the Voting Trustee. In all certificates issued in the name of the Voting Trustee it will appear that they are issued pursuant to this Agreement, and in the entry of such ownership in the stock ledger or books of the Company or Invatec, as applicable, that fact will also be noted.

        The Voting Trustee will hold, use and apply the shares of Common Stock and IVT Common Stock deposited hereunder for the purposes of and in accordance with this Agreement. The Voting Trustee may cause any stock at any time held by it under this Agreement to be transferred to any name or names other than the name of the Voting Trustee herein named, if such transfer becomes necessary by reason of any change in the person holding the office of Voting Trustee as hereinafter provided.

                                      SIXTH

        Each Shareholder represents that he or it is acquiring Voting Trust Certificates under this Agreement for his or its own account and not with a view to the distribution thereof, and consents that there will be placed on each Voting Trust Certificate, or any substitution therefor, a legend stating in substance that such Voting Trust Certificate has not been registered under the Securities Act and may not be sold or transferred unless that sale or transfer is in accordance with the registration requirements of the Securities Act, as at the time amended, or unless some exemption from the registration requirements of the Securities Act is available with respect thereto. The Voting Trustee will deliver in exchange for any Voting Trust Certificate bearing such a legend a new Voting Trust Certificate not bearing such a legend if the Voting Trustee has received an opinion of counsel in form and substance satisfactory to him that such legend is not required for purposes of the Securities Act, as at the time amended.

                                     SEVENTH

        The Company and the Voting Trustee agree, and the Company will cause Invatec to agree, that, so long as any Shareholder holds any Voting Trust Certificate representing shares of Common Stock or IVT Common Stock, the Company or Invatec, as applicable, will make all dividend and other payments and distributions on those shares by check payable to the order of that Shareholder, duly mailed or delivered to that Shareholder at his or its address set forth in Article FOURTEENTH, or such other place (or by crediting such account) as that Shareholder may designate in a written notice to the Company or Invatec, as applicable, notwithstanding that those shares shall be registered in the name of the Voting Trustee as provided in Article FIFTH and without any requirement for the presentation or surrender of the certificates for those shares. If any dividends or other distributions upon Deposited Shares are declared and paid or made in voting securities of the Company or Invatec, each Shareholder holding any Voting Trust Certificate representing those shares will deposit or cause to be deposited hereunder, with the Voting Trustee, the certificates for such securities, and such securities will be deemed to have been deposited under the terms of this Agreement; PROVIDED that the Voting Trustee will, within 30 days after the receipt by it of such securities, issue an additional Voting Trust Certificate or Voting Trust Certificates to that Shareholder to reflect the rights of that

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Shareholder in such securities. If any Shareholder obtains the right to receive shares of IVT Common Stock, pursuant to the Acquisition Transaction or otherwise, that Shareholder will deposit or cause to be deposited hereunder and, in the case of shares of IVT Common Stock to be acquired from Invatec, hereby directs Invatec to deposit hereunder, with the Voting Trustee, the certificates for those shares, and those shares will be deemed to have been deposited under the terms of this Agreement; PROVIDED, that the Voting Trustee will, within 30 days after the receipt by it of those shares, issue an additional Voting Trust Certificate or Voting Trust Certificates to that Shareholder to reflect the rights of that Shareholder in those shares.

                                     EIGHTH

        The Voting Trustee may adopt its own rules of procedure and may vote or act by its proxy given to any person or persons or to its or their substitute or substitutes. If the Voting Trustee is a stockholder of the Company or Invatec in any capacity otherwise than as Voting Trustee under this Agreement, or controls or holds with power to vote stock in the Company or Invatec otherwise than under this Agreement, it will be able to vote all the stock which it owns or controls or holds with power to vote otherwise than under this Agreement, and will not have any of its rights, titles or interests with respect to or on account of such stock so owned, controlled or held with power to vote impaired or limited in any way because it is the Voting Trustee under this Agreement.

                                      NINTH

        THE VOTING TRUSTEE ASSUMES NO LIABILITY AS A STOCKHOLDER OF EITHER THE COMPANY OR INVATEC, ITS INTEREST HEREUNDER BEING THAT OF TRUSTEE MERELY. IN VOTING THE STOCK REPRESENTED BY THE STOCK CERTIFICATES HELD BY IT HEREUNDER (WHICH IT MAY DO BY PROXY TO ANY PERSON OR PERSONS OR TO ITS OR THEIR SUBSTITUTE OR SUBSTITUTES, THE VOTING TRUSTEE WILL VOTE AND ACT IN ALL MATTERS IN ACCORDANCE WITH ITS JUDGMENT, BUT IT ASSUMES NO RESPONSIBILITY IN RESPECT OF ANY ACTION TAKEN BY IT OR TAKEN IN PURSUANCE OF ITS VOTE SO CAST, AND THE VOTING TRUSTEE WILL NOT INCUR ANY RESPONSIBILITY AS TRUSTEE OR OTHERWISE BY REASON OF ANY ERROR OR MISTAKE OF JUDGMENT, OR OF ANY MATTER OR THING DONE OR SUFFERED OR OMITTED TO BE DONE UNDER THIS AGREEMENT BY REASON OF THE VOTING TRUSTEE'S ORDINARY NEGLIGENCE OR OTHERWISE, EXCEPT FOR ITS OWN GROSS NEGLIGENCE, WILLFUL, WANTON MISCONDUCT OR MALFEASANCE.

        The reasonable expenses made or incurred by the Voting Trustee in the administration of its trust hereunder, including particularly, but not exclusively, all taxes or other governmental charges involved in the transfer or issuance of any stock or Voting Trust Certificates or in respect of the ownership of the stock held by it as trustee or in respect of any dividends, distributions or other rights in respect of such stock and the expenses of printing the Voting Trust Certificates, and the reasonable fees and expenses of any special counsel retained by the Voting Trustee in connection with the performance by the Voting Trustee of its duties hereunder, shall be borne and promptly paid by the Company, and the Company hereby agrees to pay or advance the same forthwith from time to time promptly following the demand of the Voting Trustee. No provision of this Agreement shall require the Voting Trustee to advance or expend or risk its own funds or otherwise incur personal

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financial liability in the performance of any of its duties or in the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The Voting Trustee will serve hereunder without compensation.

                                      TENTH

        Until the termination of this Agreement and the actual delivery of stock certificates in exchange for Voting Trust Certificates hereunder, the Voting Trustee will possess and be entitled in its sole discretion, not subject to any review, to exercise in person or by its proxy eligible under Article EIGHTH, in respect of any and all shares of Common Stock or IVT Common Stock at any time deposited under this Agreement, all rights and powers of every name and nature, including the right to vote on or to consent to (or withhold consent from) any and every act of the Company and Invatec including, without limitation, the Acquisition Transaction; PROVIDED, HOWEVER, that the Voting Trustee is authorized to, and shall, vote the shares of Common Stock deposited under this Agreement in favor of the Acquisition Transaction.

        Except as provided in the first paragraph of this Article TENTH, the Voting Trustee is specifically authorized in the exercise of its sole and absolute discretion in respect of any and all shares of Common Stock or IVT Common Stock at any time deposited under this Agreement to vote with respect to: any increase, reduction or reclassification of the capital stock of, or any reduction of the capital of, the Company or Invatec; any changes or amendments in or to the articles or certificate of incorporation or the bylaws of the Company or Invatec; the sale or disposal in any manner of all or any part or parts of the property, assets or business of the Company or Invatec; any merger or consolidation of the Company or Invatec with any other corporation; the filing or making of any petition under the Federal Bankruptcy Code or any other act of similar character; and any reorganization of the Company or Invatec, and any action with respect to any of the foregoing which any stockholder might lawfully take, and upon any such increase, reduction or reclassification of stock, reduction of capital or merger, consolidation or reorganization becoming effective, to make such surrender of Common Stock or IVT Common Stock deposited under this Agreement as, in its judgment, may be proper or expedient, and to receive and hold under this Agreement in lieu thereof any and all stock issued in exchange for such surrendered stock, and thereafter, in the discretion of the Voting Trustee, it may receive and appropriately issue Voting Trust Certificates against other stock issued pursuant to any such corporate change. For all purposes of this Agreement, any such stock so received by the Voting Trustee in exchange for stock so surrendered which constitutes "voting securities" will take the place of the stock so surrendered by it, but any such stock which does not constitute "voting securities" shall be released from the terms hereof and, as to the shares thereof, the trust created hereby shall terminate. As used herein, "voting securities" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person or entity, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person or entity.

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                                    ELEVENTH

        Except as provided below, AWI will at all times be the Voting Trustee. The Voting Trustee may at any time resign by filing at the principal executive offices of Invatec and the Company in the City of Houston, Texas, its resignation in writing, and that resignation shall be effective upon the appointment of a successor Voting Trustee and such successor's acceptance of such appointment.

        In the event of the resignation or inability to act of the Voting Trustee, a vacancy shall be deemed to exist in its office, and that vacancy shall be filled promptly by the appointment of a successor in the manner hereinafter provided.

        Any successor to the Voting Trustee (and such successor's successor and so on in line of succession) will be appointed by Invatec by an instrument signed by or on behalf of Invatec and filed at the principal executive offices of Invatec and the Company in the City of Houston, Texas; PROVIDED, HOWEVER, that any such successor, in order to qualify hereunder, must be designated as the Voting Trustee by a majority of the board of directors of Invatec.

        In addition, Invatec may remove the Voting Trustee and its respective successor or successors by an instrument signed by or on behalf of Invatec and filed at the principal executive offices of Invatec and the Company in the City of Houston, Texas; PROVIDED, HOWEVER, that in order to be effective, any instrument of removal must also appoint a successor Voting Trustee who or which is qualified to serve hereunder in accordance with the provisions of the immediately preceding paragraph of this Article ELEVENTH and who or which has accepted such appointment.

        As promptly as possible after the filing at the principal executive offices of Invatec and the Company of any such instrument of resignation or removal of any Voting Trustee or any such instrument appointing a Voting Trustee, the Company or Invatec shall mail notice thereof to each Shareholder.

        Any successor Voting Trustee appointed as herein provided shall indicate his or its acceptance of such appointment by signing the counterpart of this Agreement on file at the principal executive offices of the Company and Invatec in the City of Houston, Texas, and thereupon such successor will be vested with all the rights, powers, duties and immunities herein conferred upon the Voting Trustee as though such successor had been originally a party to this Agreement as Voting Trustee. The term "Voting Trustee" as used in this Agreement and in the Voting Trust Certificates issued hereunder shall apply to and mean the party originally signatory hereto as Voting Trustee and its successors.

                                     TWELFTH

        This Agreement will terminate on the first to occur of (i) the IPO Closing Date, (ii) the Abandonment Date or (iii) January 1, 1998; provided, however, that if January 1, 1998 is the first of those dates to occur, but Invatec has filed a registration statement relating to the IPO under the

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Securities Act on or before December 31, 1997 and is then pursuing the IPO, this
Agreement will continue in full force and effect until the first to occur of (i) the IPO Closing Date, (ii) the Abandonment Date, (iii) the date Invatec withdraws that registration statement pursuant to Rule 477 under the Securities Act, (iv) the date that registration statement is abandoned pursuant to Rule 479 under the Securities Act or (v) May 31, 1998.

        On the due presentation to the Voting Trustee of evidence satisfactory to it of the sale or transfer by any Shareholder to any person who is not a Shareholder or (a) any immediate family member of or any entity controlled directly or indirectly by Miller or any immediate family member of Miller, (b) any beneficiary of the Miller Trust or any immediate family member of or any entity controlled directly or indirectly by any such beneficiary or (c) any subsidiary or parent corporation of CATS of any Voting Trust Certificate, the shares of stock represented by such Voting Trust Certificate shall be released from the terms hereof and, as to such shares, the trust created hereby shall terminate.

                                   THIRTEENTH

        Upon the termination of this Agreement, the Voting Trustee in exchange for and upon surrender of any Voting Trust Certificate then outstanding shall, in accordance with the terms hereof, deliver certificates for the shares of Common Stock or IVT Common Stock, as the case may be, in the amount called for by such Voting Trust Certificate, and the Voting Trustee may require the holder of such Voting Trust Certificate to surrender the same for such exchange. Subject to the express provisions of Article TENTH, nothing in this Article THIRTEENTH or elsewhere in this Agreement contained shall, however, be construed to deprive the Voting Trustee, or his substitute, of the right as record holder of the deposited shares to vote the same and to execute consents with respect thereto, notwithstanding the termination of this Agreement, so long as it shall continue to be the record holder thereof.

        After any termination of this Agreement as above provided, and delivery by the Voting Trustee of any stock or other property then held hereunder in exchange for outstanding Voting Trust Certificates as provided in this Article THIRTEENTH, all further obligations or duties of the Voting Trustee under this Agreement or any provision thereof shall cease.

                                   FOURTEENTH

        All notices to be given to the holders of Voting Trust Certificates shall be given by mailing or delivering the same to the registered owners of Voting Trust Certificates addressed to or at, as the case may be, their respective addresses as shown on the registry books of the Voting Trustee maintained pursuant to Article THIRD.

        All notices and other communications hereunder shall be in writing and shall be deemed delivered and received (a) if personally delivered or if delivered by telex, telegram, facsimile or courier service, when actually received by the party to whom the notice or communication is sent

                                       -7-
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or (b) if delivered by mail (whether actually received or not), at the close of business on the third business day next following the day when placed in the mail, postage prepaid, certified or registered, addressed to the appropriate party or parties at the address of such party set forth or referred to below (or at such other address as such party may designate by written notice to each other party in accordance herewith):

               (i)    if to the Company, at the following address:

                             14900 Woodham Drive, Suite A-125
                             Houston, Texas 77073
                             Attention: Chief Executive Officer

               (ii) if to Miller, the Miller Trust or CATS, at the following address:

                             P.O. Box 572843
                             Houston, Texas 77257
                             Attention:  Roger L. Miller

               (iii) if to the Voting Trustee, at the following address:

                             5151 San Felipe, Suite 1600
                             Houston, Texas 77056-3609
                             Attention: General Counsel

                                           FIFTEENTH

        This Agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original, and all of which shall together constitute but one and the same instrument.

                                           SIXTEENTH

        Until the termination of this Agreement, original counterparts hereof shall be filed at the registered offices of the Company and Invatec in the States of Texas and Delaware, respectively, and at the principal executive offices of the Company and Invatec. Each such counterpart shall be open to the inspection of any stockholder of the Company or Invatec or any holder of any Voting Trust Certificate daily during business hours.

                                   SEVENTEENTH

        This Agreement and the voting trust hereby created shall be governed by and construed in accordance with the laws of the State of Texas, and the validity and effect thereof shall be determined in accordance with the laws of that State and, to the extent applicable, the State of

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Delaware. If a court of competent jurisdiction shall adjudge to be invalid any article, clause, sentence, subparagraph, paragraph or section of this Agreement, such judgment or decree shall not affect, impair, invalidate or nullify the remainder of this Agreement, but the effect thereof shall be confined to the article, clause, sentence, subparagraph, paragraph or section so adjudged to be invalid. Nothing in this Agreement, express or implied, is intended to confer upon any security holder, creditor, customer or any other person, directly, derivatively or otherwise, other than the parties hereto and Invatec and their respective successors, any rights, remedies or obligations under or by reason of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                            THE SAFE SEAL COMPANY, INC.

                                            By: /s/ CHARLES F. SCHUGART
                                            ---------------------------------
                                              Charles F. Schugart
                                            Senior Vice President--Chief
                                            Financial Officer

                                            ROGER L. MILLER

                                                   /s/ ROGER L. MILLER
                                            ---------------------------------
                                            THE ROGER L. MILLER FAMILY TRUST

                                            By:    /s/ ROGER L. MILLER
                                            ---------------------------------
                                                   Roger L. Miller
                                                   Trustee

                                            -9-
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                                            COMPUTERIZED ACCOUNTING & TAX
                                            SERVICES, INC.

                                            By: /s/ ROGER L.MILLER
                                            ---------------------------------
                                                   Roger L. Miller
                                                   President

                                             ALLWASTE, INC., as Voting Trustee

                                            By: /s/ WILLIAM L. FIEDLER
                                            ---------------------------------
                                                    William L. Fiedler
                                                Vice President, General Counsel

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                                                               ANNEX A-1
                                                                   TO
                                                          VOTING TRUST AGREEMENT

                                  THE SAFE SEAL COMPANY, INC.
                                   VOTING TRUST CERTIFICATE

No. ______                                                         Shares ______

        THIS CERTIFIES that ___________ has deposited _____ shares of the Common Stock, par value $.01 per share, of THE SAFE SEAL COMPANY, INC., a Texas corporation (the "Company"), with the Voting Trustee hereinafter named, under a Voting Trust Agreement dated as of May __, 1997 (the "Agreement"). This certificate and the interest represented thereby are transferable only on the books of the Voting Trustee, upon the presentation and surrender hereof. The holder of this certificate takes the same subject to all the terms and conditions of the aforesaid Agreement among the Voting Trustee, the Company and certain stockholders of the Company, and becomes a party to the Agreement entitled to the benefit thereof. The holder hereof, by accepting this certificate, ratifies and adopts the Agreement.

        IN WITNESS WHEREOF, the Voting Trustee has caused this certificate to be signed this ___ day of __________, 19___.

                                                  ALLWASTE, INC., VOTING TRUSTEE

                                       By___________________________________

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                                                                ANNEX A-2
                                                                    TO
                                                          VOTING TRUST AGREEMENT

                       INNOVATIVE VALVE TECHNOLOGIES, INC.
                            VOTING TRUST CERTIFICATE

No. ______                                                         Shares ______

        THIS CERTIFIES that ___________ has deposited _____ shares of the Common Stock, par value $.001 per share, of INNOVATIVE VALVE TECHNOLOGIES, INC., a Delaware corporation (the "Company"), with the Voting Trustee hereinafter named, under a Voting Trust Agreement dated as of May __, 1997 (the "Agreement"). This certificate and the interest represented thereby are transferable only on the books of the Voting Trustee, upon the presentation and surrender hereof. The holder of this certificate takes the same subject to all the terms and conditions of the aforesaid Agreement among the Voting Trustee, the Company and certain stockholders of the Company, and becomes a party to the Agreement entitled to the benefit thereof. The holder hereof, by accepting this certificate, ratifies and adopts the Agreement.

        IN WITNESS WHEREOF, the Voting Trustee has caused this certificate to be signed this ___ day of __________, 19___.

                                                  ALLWASTE, INC., VOTING TRUSTEE

                                       By______________________________

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